Exhibit 99.2

Second Quarter 2023 Earnings Presentation August 11, 2023

2 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved DISCLAIMERS AND FORWARD - LOOKING STATEMENTS The information contained in this presentation should be viewed in conjunction with the earnings conference call of Silver Sp ike Investment Corp. (“SSIC” or the “Company”) (NASDAQ: SSIC) held on August 11, 2023 and the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30, 2023. The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company. This investor presentation may contain forward - looking statements that involve substantial risks and uncertainties, including th e impact of COVID - 19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies. You can identify these statements by the use of forward - looking terminolog y such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should re ad statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These s tat ements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. Any forward - looking statement made by us in this investor presentation speaks on ly as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and o the r factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to pre dict or identify all of them. We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the so licitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such off er, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by SSIC or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. Nothing contained herein shall be relied upon as a promise or representation whether as to the past o r f uture performance. Information regarding performance by our management team and their affiliates is presented for informational purposes only. Y ou should not rely on the historical record of our management team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, genera te going forward. Certain information contained herein has been derived from sources prepared by third parties. While such information is belie ved to be reliable for the purposes used herein, we make no representation or warranty with respect to the accuracy of such information. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, tr ade marks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the f ull est extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endor sem ent or sponsorship of us by, any other companies. The information contained in this presentation is summary information that is intended to be considered in the context of oth er public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, except as req uir ed by law. These materials contain information about SSIC, certain of its personnel and affiliates and its historical performance. You should not view information related to the past performance of SSIC as indicat ive of SSIC’s future results, the achievement of which cannot be assured. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur.

3 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Financial Highlights Q UARTER E NDED 6/30/23 Q UARTER E NDED 3/31/23 Q UARTER E NDED 12/31/22 G ROSS I NVESTMENT I NCOME $2.9 million $2.5 million $2.0 million E XPENSES $1.0 million $1.1 million $0.6 million N ET I NVESTMENT I NCOME $1.9 million $1.4 million $1.4 million N ET I NVESTMENT I NCOME / S HARE $0.31 $0.22 $0.23 N ET A SSETS AT E ND OF P ERIOD $90.0 million $88.8 million $86.5 million N ET A SSET V ALUE / S HARE AT E ND OF P ERIOD $14.49 $14.29 $13.91 Dividend Announcement :  The Company’s Board of Directors declared a cash dividend of $0.63 per share, consisting of a regular quarterly dividend of $0.23 per share and a special dividend of $0.40 per share. The dividend is payable on September 29, 2023 to stockholders of record on September 15, 2023.  The Company expects to also pay a special dividend during the quarter ending December 31, 2023.

4 SILVER SPIKE CAPITAL ©2023 All Rights Reserved Silver Spike Capital, LLC Overview  Silver Spike Investment Corp. (NASDAQ: SSIC) is externally managed by Silver Spike Capital, LLC (“SSC”)  SSC is an SEC - registered investment adviser that works with its clients to originate, underwrite, and deploy first - lien, senior - secured fixed and floating rate debt to the cannabis industry’s most established operators  Seasoned investment team with decades of experience across various market cycles and complex legal and regulatory frameworks in credit, special situations, equities, distressed, and emerging market debt  Investors and operators in the cannabis industry since 2014, including the co - founder of a well - known California operator with cannabis and CBD products  Multi - product focus, extensive industry network, and permanent capital position Silver Spike at the cannabis industry’s epicenter as the preferred capital solution provider across the life - cycle of a company $600m+ Public and Private Capital Raised ~28yrs Average Partner’s Experience 1 st Cannabis Focused BDC $10.3bn+ All Transactions Reviewed 1 360+ Number of Debt Deals Reviewed 1 $7.8bn+ Value of Debt Deals Reviewed 1 1 As of June 30, 2023

5 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Experienced Management Team  35 - year investment career in global special situations, distressed, and emerging markets  Holds board positions at Papa & Barkley and WM Holding Company, LLC (“Weedmaps”)  Early entrepreneur and investor in cannabis operating businesses, including California based Papa & Barkley, an industry - leading cannabis/CBD health & wellness brand  Leadership roles at JP Morgan, ING Barings, Bank of America Distressed (International), Caxton, Marathon and Taconic Founding Partner, CEO & CIO Scott Gordon  35 - year career in asset management, corporate banking, and sales & trading  Former President of Pantera Capital  18 years of leadership roles at Deutsche Bank Global Markets, DB’s asset & wealth management division and Chase Manhattan Bank  Former Head of Emerging Market Sales at ING Barings Partner, Head of Capital Formation Bill Healy  21 - year career in traditional and alternative investment portfolios, and investment banking across the global capital markets  Formerly Managing Partner at Madison Capital Advisors, a middle - market asset - backed lender in the cannabis, life sciences and tech sectors  Served as an investment banker at Barclays in London, and six years as a senior research analyst at Forest Investment Management, a global multi - strategy hedge fund Partner, Co - Head of Credit Dino Colonna, CFA Partner, Co - Head of Credit, CFO Umesh Mahajan  28 - year career in credit, special situations and distressed investing  Former Managing Director at Ascribe Capital, an opportunistic credit investing fund  Former Managing Director at Bank of America Merrill Lynch in principal investing and special situations  Former member of J.P. Morgan’s investment banking team in Asia

6 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Competitive Advantages M ANAGEMENT T EAM  FIRST mover in the cannabis BDC landscape — currently the only public BDC focused on direct - lending to the cannabis sector  BDCs are direct lending vehicles that are more flexible than REITS:  Deep background, experience, and skills across credit and special situations, in both developed and emerging markets across dozens of jurisdictions  Our four partners have an average of nearly 30 years of experience in credit and capital markets  Successful track record scaling credit, trading and asset management businesses  Cannabis operating and investing expertise BDC S TRUCTURE VS REIT » SSIC can lend against cash flows as well as multiple types of collateral, including real estate, equipment, cash and receivables, and the equity of subsidiaries which often own cannabis licenses » REITs must have 75% of their assets invested in real estate or mortgages, narrowing the investable universe » We believe cash - flow lending is a much larger addressable market in the cannabis industry

7 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved 1. MJBiz Marijuana Factbook 2023. 2. Statista; total 2022 revenue as of January 2023. 3. Morningstar LSTA US Leveraged Loan In dex, Yield to Maturity as of 6/30/23. 4. ICE BoA US High Yield Index Effective Yield as of 6/30/23. 5. Low and high yield r ang e is the lowest and highest annualized gross yield of each investment (excluding cash) in SSIC’s portfolio as of 6/30/23, or, for any inv estments made subsequent to 6/30/23, the investment date of such investment. Why Now? Market Opportunity Cannabis is an emerging market secular growth story with an attractive lending opportunity . The U . S . industry is sizeable, growing rapidly, and estimated to reach ~ $ 57 bn by 2028 F, representing a ~ 11 % CAGR from 2021 . 1 Compelling opportunities for lenders to profit from the favorable supply and demand imbalance for debt capital , as the debt servicing capacity of cannabis companies far outstrips the available supply of institutional debt capital . We believe this opportunity will persist for many years, regardless of any near - term federal regulatory action . Within the $ 1 . 3 trillion private credit market today, direct lending in cannabis will remain outside the purview of most banks and traditional alternative asset managers . Near - term regulatory action (e . g . , SAFE Banking) will be a step in the right direction, but likely will not meaningfully change the complex industry dynamics . Lenders can demand various structural protections and have significant pricing power, driving attractive risk - adjusted returns . Complex regulatory, operational, and legal frameworks that vary state to state create high barriers of entry to traditional capital providers . Cannabis Lending Offers a Significant Premium to Traditional Leveraged Finance 3,4,5 U.S. Legal Cannabis Retail Sales ($BN) 1 U.S. Beverage and Tobacco Retail Sales ($BN) 2 / $30 $34 $57 $80 $87 $106 $120 2022 2023E 2028E Wine Spirits Tobacco Beer 9.6% 8.3% 13.1 - 20.4% US Leveraged Loan Yield Index US High Yield Index Current SSIC Loan Yields 2022

8 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved LOAN SOURCING AND ORIGINATION INITIAL CREDIT REVIEW INITIAL INVESTMENT COMMITTEE MEETING EXECUTE INDICATIVE TERM SHEET CONDUCT DETAILED DUE DILIGENCE FINAL INVESTMENT COMMITTEE MEETING BRING - DOWN DILIGENCE AND CLOSING CREDIT MONITORING & PORTFOLIO MANAGEMENT  Credit team screens companies and management teams  Maintain proprietary database of opportunities  Conduct management meetings  Create preliminary credit overview and draft term sheet  Evaluate investment opportunity  Identify any gating conditions for investment  Sign exclusive term sheet  Collect deposit for legal and due diligence fees  Conduct onsite management meeting.  Review: - Accounting - Legal - Tax - Background checks - Consulting SOP review - Insurance - Appraisals  Prepare final investment committee memo  Prepare advanced draft of loan docs  Review investment with the Investment Committee and vote (unanimous consent required)  Final due diligence check  Closing and disbursement  Monthly financial reviews  Quarterly valuation process with independent third party  Ongoing market sector and macro review  Adjust portfolio goals based on changing regulatory environment SSIC’s Investment and Underwriting Process I II III IV V VI VII VIII

9 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Highlights of Silver Spike’s Sourcing & Origination Funnel Our preference is to directly originate deals via our networks. Direct deal sourcing is enhanced by cannabis operating experience and visibility from Silver Spike management’s publicly - traded cannabis company experience Management has experience founding and operating in the cannabis industry since 2013 Sourcing / origination team screens based on business metrics, management team, state and local dynamics, collateral type, funding requirements, and potential deal structure S ILVER S PIKE HAS A SIGNIFICANT PIPELINE OF POTENTIAL DEBT INVESTMENTS Pipeline of Investment Opportunities Deals Reviewed* Active Debt Pipeline* $7.8bn + Across 368 Debt Transactions Sourced $589 mm + Active Debt Pipeline Across 25 Transactions Management’s experience and deep cannabis industry relationships create differentiated sourcing and ability to execute transactions Sourcing and Origination * As of June 30, 2023

10 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Portfolio Composition & Diversity Number of States by Company (As of June 30, 2023) 44% 56% Brand Focus Multi-State Focus Company Strategy 1 7% 93% Non-Vertically Integrated Vertically Integrated Supply Chain Focus 1,2 0 2 4 6 8 10 12 14 16 18 20 Company A Company B Company C Company D Company E Company F 1. Weighted by each company’s Investment Value in SSIC’s portfolio. 2. Vertically integrated companies typically engage in cultivation, manufacturing, and retail operations across most states of operations.

11 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved SSIC Portfolio Summary P ORTFOLIO C OMPANY I NVESTMENT D ATE M ATURITY D ATE I NTEREST R ATE I NVESTMENT V ALUE 2 % OF N ET A SSETS I NVESTED 3 Company A 5/26/2022 5/26/2026 Prime Rate + 8.50% Cash, 1.00% PIK $20.72mm 23.0% Company B 6/30/2022 6/30/2025 12.00% $3.91mm 4.3% Company C 10/11/2022 12/15/2026 8.00% $4.03mm 4.5% Company D 10/27/2022 10/30/2026 Prime Rate + 6.50% $20.58mm 22.9% Company E 1/24/2023 1/24/2026 Prime Rate + 5.75% Cash, 1.40% PIK $4.22mm 4.7% Company F 5/3/2023 5/3/2026 Prime Rate + 8.75% $4.22mm 4.7% T OTAL I NVESTMENT V ALUE : $57.67 MM % OF N ET A SSETS I NVESTED : 64.04% W EIGHTED A VERAGE Y IELD T O M ATURITY OF L OANS (G ROSS ): 18.08% 1 Note: For additional details on the portfolio as of June 30, 2023, please refer to the Company’s Quarterly Report on Form 10 - Q f or the quarter ended June 30, 2023. 1. Estimated Yield to Maturity (“YTM”) includes a variety of fees and features that affect the total yield, which may include, b ut are not limited to, original issue discount (“OID”), exit fees, prepayment fees, unused fees, and contingent features. The es tim ated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the p ro bability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimat ed YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estima tes and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using t he investment values shown. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash hold ing s. 2. For loans made at or prior to 6/30/23, investment value is the fair market value of such loans. For any loans made subsequent to 6/30/23, investment val ue is the purchase price, plus actual accrued interest (if any at purchase), of such loans.  3. Percentage of net assets is calculated using the investment values shown, divided by the total net assets as of 6/30/23. Tota l n et assets as of 6/30/23 were $90.0mm.

12 SILVER SPIKE INVESTMENT CORP. ©2023 All Rights Reserved Dividend Announcement Record Date Payment Date Regular Dividend of $0.23/share 9/15/2023 9/29/2023 Special Dividend of $0.40/share 9/15/2023 9/29/2023  The Company’s Board of Directors declared a cash dividend of $0.63 per share, consisting of a regular quarterly dividend of $0.23 per share and a special dividend of $0.40 per share.  The Company expects to also pay a special dividend during the quarter ending December 31, 2023.

CONTACT: B ILL H EALY – P ARTNER BILL @ SILVERSPIKECAP . COM SSIC . SILVERSPIKECAP . COM